COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Supplement dated May 31, 2012 to

Summary Prospectus and Prospectus dated May 1, 2012

The information below supplements and replaces the information in “Management of the Fund – Portfolio Managers”:

The Fund’s portfolio managers are:

•	Martin Cohen—Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of the Distributor.

•	Robert H. Steers—Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS, and vice president of the Distributor.

•	Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president and chief investment officer of the Advisor and president of CNS.

•

Jon Cheigh—Mr. Cheigh is a vice president of the Fund. He joined the Advisor in 2005 and currently serves as executive vice president of the Advisor and CNS, and head of the global real estate investment team. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

•

Thomas Bohjalian—Mr. Bohjalian joined the Advisor in 2002 and currently serves as executive vice president of the Advisor and CNS, and head of the U.S. real estate investment team. Mr. Bohjalian is a Chartered Financial Analyst.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Cohen, Steers and Harvey are the leaders of this team. Messrs. Cheigh and Bohjalian direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

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CSRSXPRO-0512

CSRIXPRO-0512